Exhibit 32.1
------------

             Certification Pursuant to 18 USC Sec. 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report of Epicus Communications Group, Inc. (Company) on Form 10-KSB (Report) for the year ended May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof.
I, Gerard Haryman, Chief Executive and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C.
Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerard Haryman
--------------------------------
Gerard Haryman
Chief Executive and
Chief Financial Officer


Dated: September 10, 2003
      --------------------